UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-121

Name of Registrant: Vanguard Wellington Fund

Address of Registrant: P.O. Box 2600
                       Valley Forge, PA 19482

Name and address of agent for service:      R. Gregory Barton, Esquire
                                            P.O. Box 876
                                            Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  November 30

Date of reporting period:  December 1, 2003 - May 31, 2004

Item 1: Reports to Shareholders

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VANGUARD(R) WELLINGTON(TM) FUND

MAY 31, 2004

[GRAPHIC]

SEMIANNUAL REPORT

[THE VANGUARD GROUP(R) LOGO]



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HOW TO READ YOUR FUND REPORT

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This report contains information that can help you evaluate your investment.  It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

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CONTENTS

1     LETTER FROM THE CHAIRMAN
6     REPORT FROM THE ADVISOR
10    FUND PROFILE
12    GLOSSARY OF INVESTMENT TERMS
14    PERFORMANCE SUMMARY
15    ABOUT YOUR FUND'S EXPENSES
17    FINANCIAL STATEMENTS

SUMMARY

- The Investor Shares of Vanguard Wellington Fund returned 5.3% during the six months ended May 31. The fund's Admiral Shares gained 5.4%.

- The fund's performance surpassed those of both the average mutual fund peer and the composite index benchmark.

- The fund's value-oriented stock portfolio was led by strong showings from its integrated oils and financial services holdings. Rising interest rates, which caused bond prices to fall, hurt the returns of the bond portfolio.

WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.

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LETTER FROM THE CHAIRMAN
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Dear Shareholder,

Vanguard Wellington Fund's Investor Shares returned 5.3% during the first half of the 2004 fiscal year. While the stock market posted respectable gains--albeit much more subdued than those of the previous six months--returns from the bond market were hurt by rising interest rates.
The fund  outpaced  its  main  comparative  measures,  thanks  primarily  to its advisor's focus on reasonably valued, dividend-paying stocks of large-capitalization companies. The income supplied by bond interest also helped--the fund's annualized yield as of May 31 was 2.6% for Investor Shares, 2.7% for Admiral Shares.

[PICTURES OF JOHN J. BRENNAN]

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TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                    MAY 31, 2004
--------------------------------------------------------------------------------
VANGUARD WELLINGTON FUND
Investor Shares                                                             5.3%
Admiral Shares                                                              5.4
Wellington Composite Index*                                                 4.5
Average Balanced Fund**                                                     3.7
--------------------------------------------------------------------------------
 *Weighted 65% S&P 500 Index and 35% Lehman Credit A or Better Index.
**Derived from data provided by Lipper Inc.

The table at left shows total returns (capital change plus reinvested distributions) for your fund, a composite index of large-capitalization stocks and investment-grade bonds, and the average balanced peer fund. Information on distributions to shareholders and changes in net asset value appears on page 5.

STOCKS ROSE BUT WERE SPOOKED BY INFLATIONARY FEARS

The fiscal half-year opened with strong returns in domestic and foreign stock markets as the bull market of 2003 spilled into January. As the economic expansion gathered momentum, however, concern about inflation weighed on stock prices. Rising oil prices were also a factor. Unrest in the Middle East and growing global demand for oil pushed the per-barrel price past $40, a level not seen since early in the Iran-Iraq War more than 20 years ago. In April, stock markets retreated across the board.

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MARKET BAROMETER                                                   TOTAL RETURNS
                                                      PERIODS ENDED MAY 31, 2004
                                                      --------------------------
                                                        SIX        ONE      FIVE
                                                     MONTHS       YEAR    YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                        6.4%      18.9%     -1.0%
Russell 2000 Index (Small-caps)                        4.5       30.3       6.7
Dow Jones Wilshire 5000 Index                          6.4       20.5      -0.5
(Entire market)
MSCI All Country World Index
ex USA (International)                                 9.6       33.2       1.4
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                            0.6%      -0.4%      6.8%
(Broad taxable market)
Lehman Municipal Bond Index                           -0.2        0.0       5.5
Citigroup 3-Month Treasury Bill Index                  0.5        1.0       3.2
--------------------------------------------------------------------------------
CPI
Consumer Price Index                                   2.5%       3.1%      2.6%
--------------------------------------------------------------------------------
*Annualized.

For the six months, the broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 6.4%. That return was mirrored by the mid- to large-capitalization stocks in the Russell 1000 Index; however, the Russell 2000 Index, a proxy for small-cap stocks, trailed with a 4.5% gain. Across the market-cap spectrum, value-oriented stocks (those that generally trade at below-market valuations relative to their book values and other fundamental measures) posted better results than growth stocks (those expected to produce above-average earnings growth).

For investors in the United States, international stocks continued to provide even better returns than the domestic market, a result of the continuing relative weakness of the U.S. dollar and the solid gains of stocks in Europe and Japan. In dollar terms, both European and Pacific stock markets outdistanced returns in the United States, and emerging markets as a group matched the return of the broad U.S. market.

STRENGTHENING ECONOMY PUSHED BOND YIELDS HIGHER

In the fixed income markets, interest rates rose sharply in April in response to signs of higher inflation. Over the six months ended May 31, the yield of the benchmark 10-year U.S. Treasury note increased 32 basis points, from 4.33% to 4.65%. The strengthening economy improved the credit quality of--and piqued interest in--many corporate issues, giving corporates an edge over government bonds. The Lehman Brothers High Yield Bond Index, a benchmark of below-investment-grade bonds, posted a six-month return of 2.2%. By comparison, the broader Lehman Aggregate Bond Index, which covers

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  ADMIRAL(TM)  SHARES
A LOWER-COST CLASS OF SHARES AVAILABLE TO MANY LONGTIME SHAREHOLDERS AND TO THOSE WITH SIGNIFICANT INVESTMENTS IN THE FUND.
--------------------------------------------------------------------------------
the taxable investment-grade bond market, returned just 0.6%, reflecting the price drop that accompanies rising rates for bonds.

The yields of many short-term issues also rose in expectation of actions by the Federal Reserve Board to boost interest rates, but for the shortest-term securities--those held by money market funds--yields were relatively stable. These securities respond more to Fed actions than to market expectations. The yield of the 3-month Treasury bill, a proxy for money market rates, started the half-year at 0.93% and ended at 1.06%.

STOCK HOLDINGS DID WELL; BOND RETURNS WERE MEDIOCRE

The performance of Wellington Fund mirrored the state of the financial markets in the six-month period. Overall, the fund's stock holdings enjoyed a solid gain, while the bond portfolio treaded water as a result of rising interest rates.

For the period, your fund's stock portfolio returned 7.9%, surpassing the 6.8% result of the Standard & Poor's 500 Index, Wellington's stock benchmark. The most significant contributions to the fund's result came from its financial services and integrated oils stocks. These two sectors--which represented nearly 30% of Wellington's equity assets on May 31--contributed more than 50% of the stock portfolio's gain. Both sectors outpaced the broader stock market. In the financial group, the fund's insurance company stocks had excellent returns, driven by increased profitability and premium hikes. Holdings in the integrated oils sector--which includes refiners, distributors, and marketers of oil-related products--saw their profits rise along with oil prices, sent soaring by increased worldwide consumption coupled with tighter supplies.

Although the advisor's value-oriented stock selection strategy resulted in some sector allocations that fared poorly relative to the benchmark, the fund benefited from a number of good calls. For example, the fund held relatively sizable positions in the materials & processing, auto & transportation, and utilities sectors, all of which generated below-market returns. On the other hand, the fund held some superior performers from the technology sector, and its tech holdings overall performed far better than the index group, which carried a significantly higher weighting.

Amidst the background of rising interest rates, the fund's fixed income portfolio, which accounted for roughly $0.35 of every dollar invested on May 31, returned 0.4%. This was a bit better than the 0.2% return of the Lehman Credit A or Better Index, the fund's bond benchmark. Despite falling bond prices, an improving economy enhanced demand for the type of high-quality, intermediate-term issues the fund favors, which yield more than comparable Treasuries. With the bond portfolio, the advisor succeeded on two fronts: maintaining existing positions in a number of the better-performing corporate bonds of the period, and making a number of solid additions that enabled the portfolio to outpace the benchmark.

For more details on the investment environment in which the fund operated and on specific securities that shaped performance, see the Report from the Advisor on page 6.

A LONG-TERM LEADER IN BALANCED INVESTING

Over the years, the fundamental investment principles of balance and diversification have enjoyed varying degrees of short-term public acceptance. What has remained constant is their power to help investors meet their financial goals. Holding a diversified portfolio of stocks, bonds, and cash investments is one of the simplest ways to participate in the gains of the markets' strong performers while softening the blows of the poorer performers in a given period.

Wellington Fund, founded on the eve of the stock market's 1929 crash, was one of the first mutual funds to embody these principles. Now 75 years old, it remains one of the most respected funds in the balanced-fund universe. It has survived--and thrived--through good and bad times in the financial markets and stands as an exemplar of the virtues of balance and diversification. Thank you for your ongoing confidence in Vanguard and the Wellington Fund.

Sincerely,

/s/ JOHN J. BRENNAN

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER
JUNE 10, 2004

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YOUR FUND'S PERFORMANCE AT A GLANCE               NOVEMBER 30, 2003-MAY 31, 2004

                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------
                             STARTING          ENDING       INCOME       CAPITAL
                          SHARE PRICE     SHARE PRICE    DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Wellington Fund
  Investor Shares              $27.69          $28.76       $0.395        $0.000
  Admiral Shares                47.84           49.69        0.713         0.000
--------------------------------------------------------------------------------

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REPORT FROM THE ADVISOR
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Vanguard  Wellington  Fund's Investor Shares returned 5.3% during the six months ended May 31, 2004. This exceeded both the 3.7% return of the average balanced fund and the 4.5% return of the fund's composite index benchmark, weighted 65% in large-capitalization stocks and 35% in high-quality corporate bonds.

THE INVESTMENT ENVIRONMENT

During the early part of the period, the stock market posted strong absolute returns, but it became more volatile as terrorism concerns mounted. The price of crude oil rose sharply to a peak of $42 a barrel. Higher energy costs, combined with continued challenges in Iraq, stoked fears among investors of both rising inflation and slipping consumer confidence. At the same time, economic growth in China appeared to moderate. This slowdown hurt demand for several important commodities, particularly metals.

In this environment, the U.S. economy showed good overall growth, as witnessed by strong employment data and a number of consensus-beating earnings results from companies. During the semiannual period, the U.S. dollar regained some of the ground it had lost versus the euro, reversing a tailwind that had been supporting the earnings of multinational companies based in the United States. The improvement in the U.S. economy, combined with Spain's brush with terrorism and the subsequent election upset, pressured the euro. Finally, market volatility in the United States was heightened by uncertainty relating to out-sourcing of jobs, alarm about terrorism, and the upcoming presidential election.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The advisor believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in stocks and the balance in fixed income securities. Consistent with this approach, dividend-paying stocks dominate the fund's equity segment, while high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.
--------------------------------------------------------------------------------

Bond yields rose modestly during the period, reflecting growing conviction that the Federal Reserve Board would soon begin raising the federal funds rate. The big change between March and May was the strong indication of improvement in the economy's rate of job creation. Up to that point, weakness in the hiring picture had been a primary reason for the Fed's willingness to leave its target for the federal funds rate at a historically low level. With the jobs outlook improving and the fed funds rate well below a "normal" level, the market seemed to conclude (correctly, in our opinion) that the Fed would begin raising rates sooner than had been expected. Corporate bonds came under some pressure, following two years of solid relative performance. We believe the selling was less a function of fundamental credit problems than of a sense that valuations were high. We believe that it will be difficult for corporate bonds to offer a significant performance margin over Treasuries until valuations become more attractive.

OUR SUCCESSES

The strong performance of our equity portfolio relative to the S&P 500 Index during the period was due to our underweight allocation and strong stock selection in the technology sector, as well as to overweight positions in the integrated oils and energy sectors and strong stock selection in consumer staples. Motorola, one of the fund's top technology holdings, finally saw improved sales in wireless handsets, especially in Europe. Burlington Resources, a large domestic energy producer, showed strong results in a bullish pricing environment, while international oils BP and Total also performed well.

In the consumer sectors, Coca-Cola Enterprises benefited from new products and better pricing, and Gillette introduced a popular new razor and reported stronger earnings. Other strong performers included TXU, a Texas electric and gas utility that massively surprised investors with its earnings due to higher energy prices; Aventis, which received a takeover bid from Sanofi-Synthelabo; and Bank One, which rose more than 25% following the announcement of a planned merger with J.P. Morgan Chase at a premium. We trimmed our stakes in both Aventis and Bank One as their prices rose throughout the period.

OUR SHORTFALLS

Some weak selections among telecommunications, materials & processing, auto & transportation, and producer durables stocks detracted from the fund's relative results during the period. We eliminated AT&T, which had been a fundamental disappointment, from the portfolio. Alcoa, one of our weakest performers, lagged as metal prices fell due to concerns about higher interest rates and the Chinese economy. Despite the weakness in the materials & processing sector in the six months, we believe that longer-term supply-and-demand dynamics remain attractive for most materials, and we continue to be quite optimistic about stock valuations in the sector.

CSX and Canadian Pacific Railway suffered from the same bad weather conditions and high fuel prices that plagued other railroad stocks during the period. We particularly like CSX, a turnaround story with significant potential. Other weak performers were Nokia, where a poorly executed product transition led to disappointing earnings, and Altria Group, which had some bad news related to litigation.

THE FUND'S POSITIONING

We are seeing signs of increased pricing power in multiple subsectors, such as energy, metals, chemicals, paper, insurance, and waste disposal. Even Wal-Mart is suggesting that it will lower prices more selectively, allowing margins on some items to rise. The fund remains well positioned to capture the benefits of price increases and/or price stability through our cyclical exposure. This is particularly true in the energy and materials & processing sectors, where we have established our largest overweight positions relative to the broad market.

The technology sector, with little yield support, is at best fairly valued, and we remain underweighted in the sector. Regarding financial services, we have been concerned about a potential negative impact from higher interest rates, and this concern was partially realized in the period. We believe, though, that moderately higher interest rates could have a bene-ficial impact on a large number of the fund's equity holdings, including insurance companies such as American International Group and Hartford Financial Services Group and cyclical companies such as International Paper and DuPont.

The fund's equities represented about 65% of total net assets at the end of the fiscal half-year. Our view that economic strength would put pressure on bonds was borne out during the period, a trend that could well continue. The Fed is alerting investors that the current low interest rates are not sustainable in a strong economy, and we expect weakness in bond prices to persist in coming months. As usual, our purchase activity is focused on high-quality companies with attractive valuations, improving fundamentals, and (of course) above-average yields--a strategy that should be successful in a positive economic environment.

EDWARD P. BOUSA, VICE PRESIDENT AND PORTFOLIO MANAGER
WELLINGTON MANAGEMENT COMPANY, LLP
JUNE 16, 2004








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EQUITY PORTFOLIO CHANGES                         SIX MONTHS ENDED MAY 31, 2004
                             COMMENTS
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NEW HOLDINGS
General Electric             After four years of underperformance  by GE, we saw
                             reason to accumulate a position in this diversified
                             industrial company.
--------------------------------------------------------------------------------
United Technologies          This large industrial stock  looks attractive based
                             upon its valuation and consistent free cash flow.
--------------------------------------------------------------------------------
Genuine Parts                This  major   automotive   parts   distributor  and
                             retailer has an  above-average  dividend  yield and
                             solid growth prospects.
================================================================================
ELIMINATED
Tyco International           The   large,   diversified   industrial    company,
                             scandal-plagued  in  recent  years, recovered   and
                             reached its fair value.
--------------------------------------------------------------------------------
AT&T                         The  long-distance  giant  did not  pick up as much
                             market share from the bankrupt MCI as hoped.
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SEE PAGE 17 FOR A COMPLETE LISTING OF THE FUND'S HOLDINGS.

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AS OF 5/31/2004

FUND PROFILE
This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on pages 12 and 13.
--------------------------------------------------------------------------------

WELLINGTON FUND
--------------------------------------------------------------------------------
TOTAL FUND CHARACTERISTICS
Yield
  Investor Shares                                                           2.6%
  Admiral Shares                                                            2.7%
Turnover Rate                                                               25%*
Expense Ratio
  Investor Shares                                                         0.31%*
  Admiral Shares                                                          0.18%*
Short-Term Reserves                                                           2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL FUND VOLATILITY MEASURES
                                                  COMPOSITE                BROAD
                                         FUND       INDEX**      FUND     INDEX+
--------------------------------------------------------------------------------
R-Squared                                0.92          1.00      0.87       1.00
Beta                                     0.95          1.00      0.58       1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% of equity portfolio)
                                                          COMPARATIVE      BROAD
                                               FUND           INDEX++     INDEX+
Auto & Transportation                            7%                2%         3%
Consumer Discretionary                            8                14         16
Consumer Staples                                  5                 8          7
Financial Services                               19                22         23
Health Care                                      11                13         13
Integrated Oils                                   8                 5          4
Other Energy                                      4                 2          2
Materials & Processing                           11                 3          4
Producer Durables                                 6                 4          4
Technology                                        9                15         14
Utilities                                        11                 7          6
Other                                             1                 5          4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST STOCKS (% of equity portfolio)

Citigroup, Inc.                                                             2.9%
  (banking)
Bank of America Corp.                                                        2.2
  (banking)
International Business Machines Corp.                                        2.0
  (computer hardware)
Verizon Communications Inc.                                                  1.9
  (telecommunications)
Abbott Laboratories                                                          1.9
  (pharmaceuticals)
BP PLC ADR                                                                   1.8
  (energy and utilities)
E.I. du Pont de Nemours & Co. 1.7 (chemicals)
EnCana Corp.                                                                 1.7
  (energy)
Total SA ADR                                                                 1.6
  (energy and utilities)
Exelon Corp.                                                                 1.6
  (electric utilities)
Top Ten                                                                    19.3%
--------------------------------------------------------------------------------
Top Ten as % of Total Net Assets                                           12.6%
--------------------------------------------------------------------------------
"Ten Largest Stocks" excludes any equity index products.

--------------------------------------------------------------------------------
FUND ASSET ALLOCATION

SHORT TERM RESERVES         2%
BONDS                      33%
STOCKS                     65%




*Annualized.
**Wellington Composite Index, weighted 65% S&P 500 Index and 35% Lehman Credit A or Better Index.
+Dow Jones Wilshire 5000 Index.
++S&P 500 Index.

--------------------------------------------------------------------------------
EQUITY CHARACTERISTICS
                                                   COMPARATIVE             BROAD
                                            FUND        INDEX*           INDEX**
--------------------------------------------------------------------------------
Number of Stocks                             111           500             5,083
Median Market Cap                         $33.5B        $49.8B            $26.9B
Price/Earnings Ratio                       17.4x         20.0x             21.8x
Price/Book Ratio                            2.5x          3.0x              2.8x
Dividend Yield                              2.2%          1.7%              1.6%
Return on Equity                           19.0%         21.1%             15.8%
Earnings Growth Rate                        7.8%          8.0%              6.9%
Foreign Holdings                            9.9%          0.0%              0.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FIXED INCOME CHARACTERISTICS
                                                   COMPARATIVE             BROAD
                                            FUND        INDEX+           INDEX++
--------------------------------------------------------------------------------
Number of Bonds                              256         1,940             6,976
Yield to Maturity                          4.4%++         4.5%              4.7%
Average Coupon                              5.6%          5.7%              5.5%
Average Effective Maturity             7.9 years     8.2 years         7.6 years
Average Quality                              Aa2           Aa3               Aaa
Average Duration                       5.2 years     5.3 years         4.8 years
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
(% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed                                       3%
Finance                                                                       30
Foreign                                                                        2
Government Mortgage-Backed                                                     5
Industrial                                                                    32
Treasury/Agency                                                               16
Utilities                                                                      9
Other                                                                          3
--------------------------------------------------------------------------------
Total                                                                       100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQUITY INVESTMENT FOCUS

Market Cap        Large
Style             Value

--------------------------------------------------------------------------------
FIXED INCOME INVESTMENT FOCUS

Credit Quality    Investment-Grade Corporate
Average Maturity  Medium

--------------------------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY
(% of fixed income portfolio)

Treasury/Agency/GSEs++++                                                     21%
Aaa                                                                          15
Aa                                                                           19
A                                                                            36
Baa                                                                           7
Ba                                                                            0
B                                                                             0
Not Rated                                                                     2
--------------------------------------------------------------------------------
Total                                                                       100%
--------------------------------------------------------------------------------
*S&P 500 Index.
**Dow Jones Wilshire 5000 Index.
+Lehman Credit A or Better Index.
++Lehman Aggregate Bond Index.
++Before expenses.
++++Includes debt issued by government-sponsored enterprises, which may include government mortgage-backed bonds.

VISIT OUR WEBSITE AT VANGUARD.COM FOR REGULARLY UPDATED FUND INFORMATION.

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GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


AVERAGE COUPON. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE EFFECTIVE MATURITY. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds. PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AS OF 5/31/2004

PERFORMANCE SUMMARY
ALL OF THE RETURNS IN THIS REPORT REPRESENT PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS THAT MAY BE ACHIEVED BY THE FUND. (FOR THE PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, WHICH MAY BE HIGHER OR LOWER THAN THAT CITED, VISIT OUR WEBSITE AT WWW.VANGUARD.COM.) NOTE, TOO, THAT BOTH INVESTMENT RETURNS AND PRINCIPAL VALUE CAN FLUCTUATE WIDELY, SO AN INVESTOR'S SHARES, WHEN SOLD, COULD BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
--------------------------------------------------------------------------------

WELLINGTON FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1993--MAY 31, 2004
--------------------------------------------------------------------------------
                                               WELLINGTON FUND         COMPOSITE
                                               INVESTOR SHARES            INDEX*
FISCAL                               CAPITAL        INCOME      TOTAL      TOTAL
YEAR                                  RETURN        RETURN     RETURN     RETURN
--------------------------------------------------------------------------------
1994                                   -5.2%          4.4%      -0.8%      -1.6%
1995                                    27.3           5.4       32.7       33.0
1996                                    16.7           4.6       21.3       19.8
1997                                    14.2           4.4       18.6       21.6
1998                                     9.6           4.2       13.8       20.1
1999                                    -0.5           4.1        3.6       11.0
2000                                    2.6%          4.3%       6.9%      -0.1%
2001                                     3.8           3.8        7.6       -3.4
2002                                    -7.4           3.1       -4.3       -8.1
2003                                     9.6           3.3       12.9       12.7
2004**                                   3.9           1.4        5.3        4.5
--------------------------------------------------------------------------------
*Weighted 65% S&P 500 Index and 35% Lehman Long Credit AA or Better Index through February 29, 2000; and 65% S&P 500 Index and 35% Lehman Credit A or Better Index thereafter.
**Six months ended May 31, 2004.
Note: See Financial Highlights tables on pages 28 and 29 for dividend and capital gains information.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                TEN YEARS
                                        ONE     FIVE   -------------------------
                     INCEPTION DATE    YEAR    YEARS   CAPITAL   INCOME    TOTAL
--------------------------------------------------------------------------------
Wellington Fund
  Investor Shares          7/1/1929  27.67%    6.63%     7.72%    4.06%   11.78%
  Admiral Shares          5/14/2001   27.83    5.30*        --       --       --
--------------------------------------------------------------------------------
*Return since inception.

--------------------------------------------------------------------------------
ABOUT YOUR FUND'S EXPENSES
--------------------------------------------------------------------------------

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

- ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

- HYPOTHETICAL 5% RETURN. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

--------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2004
                                      BEGINNING           ENDING        EXPENSES
                                  ACCOUNT VALUE    ACCOUNT VALUE     PAID DURING
WELLINGTON FUND                      11/30/2003        5/31/2004         PERIOD*
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
  Investor Shares                        $1,000           $1,053           $1.59
  Admiral Shares                          1,000            1,054            0.92
HYPOTHETICAL 5% RETURN
  Investor Shares                        $1,000           $1,048           $1.59
  Admiral Shares                          1,000            1,049            0.92
--------------------------------------------------------------------------------
*Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund's low-balance fee, described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

--------------------------------------------------------------------------------
ANNUALIZED EXPENSE RATIOS:
YOUR FUND COMPARED WITH ITS PEER GROUP
                                                                         AVERAGE
                                           INVESTOR       ADMIRAL       BALANCED
                                             SHARES        SHARES           FUND
--------------------------------------------------------------------------------
Wellington Fund                               0.31%         0.18%         1.35%*
--------------------------------------------------------------------------------
*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures data through year-end 2003.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

--------------------------------------------------------------------------------
AS OF 5/31/2004
FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WELLINGTON FUND                                            SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS (65.0%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (4.3%)
   Union Pacific Corp.                                  5,000,000       $291,600
   Canadian National Railway Co.                        6,194,000        244,539
   CSX Corp.                                            6,755,800        213,483
   FedEx Corp.                                          2,168,500        159,558
   Norfolk Southern Corp.                               6,197,200        150,158
   General Motors Corp.                                 2,308,300        104,774
   Canadian Pacific Railway Ltd.                        2,755,700         61,700
   Genuine Parts Co.                                    1,492,200         56,166
                                                                       ---------
                                                                       1,281,978
                                                                       ---------
CONSUMER DISCRETIONARY (5.2%)
   Waste Management, Inc.                               8,833,500        254,051
   Kimberly-Clark Corp.                                 3,331,600        219,552
   McDonald's Corp.                                     8,044,800        212,383
*  Time Warner, Inc.                                   10,843,900        184,780
   Gillette Co.                                         4,274,000        184,167
*  Accenture Ltd.                                       6,909,000        170,030
   Gannett Co., Inc.                                    1,659,600        145,713
   Dollar General Corp.                                 5,273,300        102,302
   Target Corp.                                         1,612,700         72,088
                                                                       ---------
                                                                       1,545,066
                                                                       ---------
CONSUMER STAPLES (3.4%)
   Altria Group, Inc.                                   4,955,300        237,706
   Colgate-Palmolive Co.                                2,672,300        152,855
   Coca-Cola Enterprises, Inc.                          5,072,700        139,753
  General Mills, Inc.                                   2,775,900       $127,830
  PepsiCo, Inc.                                         2,390,600        127,586
  Sara Lee Corp.                                        5,172,900        118,459
  Kellogg Co.                                           1,963,000         83,231
  Kraft Foods Inc.                                        935,800         27,943
                                                                       ---------
                                                                       1,015,363
                                                                       ---------
FINANCIAL SERVICES (12.2%)
  Citigroup, Inc.                                      12,174,300        565,253
  Bank of America Corp.                                 5,137,700        427,097
  ACE Ltd.                                              7,270,200        299,387
  Bank One Corp.                                        5,749,300        278,553
  American International
  Group, Inc.                                           3,219,800        236,011
  The Hartford Financial
  Services Group Inc.                                   3,274,000        216,477
  Freddie Mac                                           3,605,500        210,525
  MBIA, Inc.                                            3,729,700        206,588
  Merrill Lynch & Co., Inc.                             3,418,000        194,142
  UBS AG                                                2,679,500        193,192
  Marsh & McLennan Cos., Inc.                           3,515,000        155,082
  Ambac Financial Group, Inc.                           1,626,900        112,500
  KeyCorp                                               3,489,100        109,593
  Morgan Stanley                                        1,794,500         96,024
  U.S. Bancorp                                          2,964,300         83,297
  Westpac Banking Corp.
  Ltd. ADR                                              1,281,300         79,697
  Archstone-Smith Trust REIT                            2,286,900         66,434

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WELLINGTON FUND                                            SHARES          (000)
--------------------------------------------------------------------------------
   Lloyds TSB Group PLC ADR                             1,962,300        $62,794
   MBNA Corp.                                           1,267,800         32,202
                                                                       ---------
                                                                       3,624,848
                                                                       ---------
HEALTH CARE (7.1%)
   Abbott Laboratories                                  8,687,300        358,004
   Cardinal Health, Inc.                                3,812,900        258,171
   Pfizer Inc.                                          6,321,000        223,384
   Eli Lilly & Co.                                      3,023,300        222,726
   Schering-Plough Corp.                               12,920,000        218,348
   Wyeth                                                5,560,200        200,167
   Baxter International, Inc.                           5,717,800        179,768
   AstraZeneca Group PLC ADR                            3,602,800        168,971
*  Aventis SA ADR                                       1,627,600        128,955
   Becton, Dickinson & Co.                              2,266,200        114,035
*  Hospira, Inc.                                          868,730         22,274
                                                                       ---------
                                                                       2,094,803
                                                                       ---------
INTEGRATED OILS (5.5%)
   BP PLC ADR                                           6,581,800        348,835
   Total SA ADR                                         3,325,300        312,844
   Royal Dutch Petroleum
   Co. ADR                                              5,970,410        299,058
   ChevronTexaco Corp.                                  2,312,800        209,077
   ExxonMobil Corp.                                     4,547,900        196,697
   ConocoPhillips Co.                                   1,619,900        118,787
   Petrol Brasil ADR                                    2,709,000         70,705
   Repsol YPF SA ADR                                    3,206,900         67,826
                                                                       ---------
                                                                       1,623,829
                                                                       ---------
OTHER ENERGY (2.4%)
   EnCana Corp.                                         8,111,680        319,195
   Schlumberger Ltd.                                    2,694,400        154,039
   Burlington Resources, Inc.                           2,164,500        144,892
   Anadarko Petroleum Corp.                             1,455,000         79,327
                                                                       ---------
                                                                         697,453
                                                                       ---------
MATERIALS & PROCESSING (7.2%)
   E.I. du Pont de Nemours & Co.                        7,540,400        325,745
   Weyerhaeuser Co.                                     4,891,500        295,838
   International Paper Co.                              5,829,900        244,448
   Alcoa Inc.                                           7,461,800        233,554
   Rohm & Haas Co.                                      4,408,000        169,884
   Rio Tinto PLC ADR                                    1,574,900        153,679
   Avery Dennison Corp.                                 2,376,500        140,308
   Dow Chemical Co.                                     3,056,700        121,962
   PPG Industries, Inc.                                 2,006,000        119,959
*  Syngenta AG ADR                                      7,548,700        119,949
   Temple-Inland Inc.                                   1,416,600         92,532
   Alcan Inc.                                           1,636,300         65,386
   Air Products & Chemicals, Inc.                         785,700         39,261
                                                                       ---------
                                                                       2,122,505
                                                                       ---------
PRODUCER DURABLES (3.6%)
   Parker Hannifin Corp.                                3,844,000        213,573
   Caterpillar, Inc.                                    2,798,300        210,852
   Pitney Bowes, Inc.                                   4,673,000       $207,154
   United Technologies Corp.                            1,775,100        150,191
   Emerson Electric Co.                                 2,283,500        136,325
   Pall Corp.                                           3,224,000         77,956
   Nokia Corp. ADR                                      4,849,600         66,633
                                                                       ---------
                                                                       1,062,684
                                                                       ---------
TECHNOLOGY (5.8%)
   International Business
   Machines Corp.                                       4,345,800        384,994
   General Dynamics Corp.                               3,015,900        288,410
   Motorola, Inc.                                      12,713,700        251,350
   Microsoft Corp.                                      9,507,200        250,515
*  Apple Computer, Inc.                                 6,114,000        171,559
   Texas Instruments, Inc.                              5,247,500        137,012
   Sony Corp. ADR                                       2,748,800        101,348
   Hewlett-Packard Co.                                  3,745,600         79,556
*  Corning, Inc.                                        4,128,400         51,151
                                                                       ---------
                                                                       1,715,895
                                                                       ---------
UTILITIES (7.4%)
   Verizon Communications Inc.                         10,824,800        374,322
   Exelon Corp.                                         9,144,000        304,495
   SBC Communications Inc.                              9,590,800        227,302
*  Comcast Corp. Class A                                7,013,400        203,038
   FPL Group, Inc.                                      3,181,000        202,789
   Cinergy Corp.                                        4,509,000        169,133
   TXU Corp.                                            3,970,000        148,359
   Pinnacle West Capital Corp.                          3,508,300        141,349
   Progress Energy, Inc.                                3,000,000        127,830
   BellSouth Corp.                                      4,789,100        119,536
   ALLTEL Corp.                                         2,038,400        103,204
*  Deutsche Telekom AG ADR                              4,397,200         74,049
*  Comcast Corp. Special Class A                          290,900          8,247
                                                                       ---------
                                                                       2,203,653
                                                                       ---------
OTHER (0.9%)
   Honeywell International Inc.                         4,620,600        155,714
   General Electric Co.                                 3,395,100        105,655
                                                                       ---------
                                                                         261,369
                                                                       ---------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
       (COST $14,612,674)                                             19,249,446
--------------------------------------------------------------------------------
                                                               FACE
                                                             AMOUNT
                                                              (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (7.2%)
U.S. GOVERNMENT SECURITIES (5.4%)
U.S. Treasury Bond
       6.25%, 8/15/2023                                    $200,000      220,282
U.S. Treasury Note
       1.50%, 7/31/2005                                     400,000      398,064
       2.00%, 8/31/2005                                     900,000      900,000

--------------------------------------------------------------------------------
                                                               FACE       MARKET
                                                             AMOUNT       VALUE*
                                                              (000)        (000)
--------------------------------------------------------------------------------
Private Export Funding Corp.
(U.S. Government
Guaranteed)
5.75%, 1/15/2008                                           $ 40,385      $43,100
3.375%, 2/15/2009                                            33,300       32,187
                                                                       ---------
                                                                       1,593,633
                                                                       ---------
MORTGAGE-BACKED SECURITIES (1.8%)
Federal National Mortgage Assn.**
(3) 4.51%, 5/1/2013                                          20,826       20,103
(3) 4.886%, 1/1/2014                                         39,826       39,253
(3) 5.016%, 2/1/2013                                         19,663       19,737
Government National Mortgage Assn.
(3) 5.50%, 2/15/2029-
10/15/2033                                                  224,165      223,087
(3) 6.00%, 3/15/2028-
1/22/2033                                                   104,955      107,121
(3) 6.50%, 1/15/2031-
1/15/2032                                                    53,543       55,714
(3) 7.00%, 4/15/2023-
8/15/2032                                                    57,802       61,328
(3) 8.00%, 6/15/2017                                             57           62
                                                                       ---------
                                                                         526,405
                                                                       ---------
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $2,136,274)                                                    2,120,038
--------------------------------------------------------------------------------
CORPORATE BONDS (24.1%)
--------------------------------------------------------------------------------
ASSET-BACKED/COMMERCIAL MORTGAGE-BACKED
SECURITIES (1.0%)
Asset Securitization Corp.
(3) 7.49%, 4/14/2029                                         19,563       21,457
Bank One Issuance Trust
(3) 3.86%, 10/15/2008                                        40,000       39,716
(3) 3.45%, 2/17/2009                                         40,000       38,812
Bear Stearns Commercial
Mortgage Securities Inc.
(3) 5.61%, 8/15/2011                                         17,250       17,884
(3) 4.74%, 3/15/2040                                         25,000       24,119
California Infrastructure & Econ.
Dev. Bank Special Purpose
Trust SCE-1
(3) 6.42%, 12/26/2007                                        16,110       17,446
California Infrastructure & Econ.
Dev. Bank Special Purpose
Trust SDG&E-1
(3) 6.31%, 9/25/2006                                          9,198        9,590
DLJ Mortgage Acceptance Corp.
(3)(4)6.82%, 9/15/2007                                       22,136       23,714
(3)(4)7.60%, 5/15/2030                                       25,338       27,395
Greenwich Capital Commercial
Funding Corp.
(3) 4.915%, 7/7/2013                                         40,000       38,936
LB-UBS Commercial
Mortgage Trust
(3) 6.462%, 3/15/2031                                      $ 16,325      $17,673
Morgan Stanley Dean Witter
Capital 1
(3) 4.74%, 11/13/2036                                        26,000       25,230
Nomura Asset Securities Corp.
(3) 6.69%, 8/16/2011                                         13,000       14,266
                                                                       ---------
                                                                         316,238
                                                                       ---------
FINANCE (9.8%)
BANKING (4.5%)
Abbey National PLC
6.69%, 10/17/2005                                            25,000       26,660
Abbey National First Capital
8.20%, 10/15/2004                                            20,000       20,484
BB&T Corp.
7.25%, 6/15/2007                                             36,900       40,700
BankAmerica Corp.
5.875%, 2/15/2009                                            25,000       26,686
Bank of America Corp.
7.80%, 2/15/2010                                             30,000       34,447
(3) 4.875%, 1/15/2013                                        20,000       19,592
BankBoston Corp.
6.625%, 12/1/2005                                            27,000       28,546
Bank of Montreal
7.80%, 4/1/2007                                              21,000       23,151
Bank One Corp.
7.875%, 8/1/2010                                             15,000       17,395
Banque Nationale de Paris-NY
7.20%, 1/15/2007                                             40,000       43,685
Banque Paribas NY
6.95%, 7/22/2013                                             40,000       44,633
Bayerische Landesbank-NY
6.375%, 10/15/2005                                           25,000       26,304
Citigroup, Inc.
6.625%, 6/15/2032                                            25,000       25,775
Citicorp
6.75%, 8/15/2005                                             25,000       26,248
6.375%, 11/15/2008                                           15,000       16,220
Credit Suisse First Boston USA Inc.
5.875%, 8/1/2006                                             40,000       42,225
Deutsche Ausgleichbank
7.00%, 6/23/2005                                             50,000       52,512
Export-Import Bank of Korea
(4) 4.125%, 2/10/2009                                        27,585       26,704
Huntington National Bank
4.90%, 1/15/2014                                             16,375       15,682
Inter-American Development Bank
7.375%, 1/15/2010                                            40,000       46,327
4.375%, 9/20/2012                                            40,000       39,380

--------------------------------------------------------------------------------
                                                               FACE       MARKET
                                                             AMOUNT       VALUE*
WELLINGTON FUND                                               (000)        (000)
--------------------------------------------------------------------------------
International Bank for
Reconstruction &
Development
6.125%, 12/19/2007                                         $ 20,000      $21,602
5.75%, 2/6/2008                                              20,000       21,360
KFW International Finance, Inc.
4.75%, 1/24/2007                                             15,000       15,610
7.00%, 3/1/2013                                              10,000       11,516
Mellon Funding Corp.
5.00%, 12/1/2014                                             30,000       28,860
J.P. Morgan Chase & Co.
4.50%, 11/15/2010                                            25,000       24,354
6.75%, 2/1/2011                                               5,115        5,580
NBD Bancorp, Inc.
7.125%, 5/15/2007                                            35,000       38,408
National City Bank Columbus
7.25%, 7/15/2010                                             25,000       27,862
National City Bank Pennsylvania
7.25%, 10/21/2011                                            20,000       22,681
Northern Trust Corp.
6.65%, 11/9/2004                                             25,000       25,533
4.60%, 2/1/2013                                               5,925        5,623
Royal Bank of Scotland
6.375%, 2/1/2011                                             40,775       44,081
Scotland International Finance
(4) 8.85%, 11/1/2006                                         28,000       31,079
Societe Generale-NY
7.40%, 6/1/2006                                              40,000       43,340
SunTrust Bank
7.25%, 9/15/2006                                             54,000       59,544
US Bank NA Minnesota
5.625%, 11/30/2005                                           50,000       52,259
Wachovia Corp.
5.625%, 12/15/2008                                           55,000       58,101
Washington Mutual Inc.
7.50%, 8/15/2006                                             40,000       43,562
Wells Fargo & Co.
6.45%, 2/1/2011                                              35,000       38,130
6.375%, 8/1/2011                                             15,000       16,143
5.125%, 9/1/2012                                             10,000        9,916
Westdeutsche Landesbank-NY
6.75%, 6/15/2005                                             50,000       52,260

BROKERAGE (0.2%)
Dean Witter, Discover & Co.
6.75%, 10/15/2013                                            25,775       27,929
7.07%, 2/10/2014                                             17,500       19,305

FINANCE COMPANIES (1.5%)
American Express Credit Corp.
3.00%, 5/16/2008                                             30,000       28,897
American General Financial
7.45%, 1/15/2005 $                                           55,000      $56,881
Countrywide Home Loan
5.50%, 8/1/2006                                              30,000       31,385
FGIC Corp.
(4) 6.00%, 1/15/2034                                         14,635       13,962
General Electric Capital Corp.
8.125%, 5/15/2012                                            30,000       35,246
5.45%, 1/15/2013                                             40,000       40,516
Heller Financial Inc.
8.00%, 6/15/2005                                             40,000       42,354
Household Finance Corp.
6.375%, 10/15/2011                                           75,000       80,469
Norwest Financial, Inc.
6.25%, 12/15/2007                                            35,000       38,289
SLM Corp.
5.375%, 1/15/2013                                            30,000       29,702
Transamerica Financial Corp.
6.40%, 9/15/2008                                             29,265       31,437
Wells Fargo Financial
5.50%, 8/1/2012                                              20,000       20,432

INSURANCE (3.3%)
American International
Group, Inc.
(4) 6.30%, 5/10/2011                                         60,000       64,628
ACE INA Holdings, Inc.
8.20%, 8/15/2004                                             39,000       39,521
ACE Capital Trust II
9.70%, 4/1/2030                                              20,000       25,922
Allstate Corp.
7.20%, 12/1/2009                                             40,000       45,088
Ambac, Inc.
7.50%, 5/1/2023                                              25,000       27,137
Aon Corp.
6.90%, 7/1/2004                                              48,000       48,193
Cincinnati Financial Corp.
6.90%, 5/15/2028                                             40,500       43,192
Farmers Exchange Capital
(4) 7.05%, 7/15/2028                                         25,000       23,764
Florida Windstorm Underwriters
(4) 7.125%, 2/25/2019                                        55,000       61,848
General Re Corp.
9.00%, 9/12/2009                                             32,000       38,730
John Hancock Financial Services
5.625%, 12/1/2008                                            16,080       16,921
Hartford Financial Services Group Inc.
7.90%, 6/15/2010                                             35,000       40,107
Jackson National
Life Insurance Co.
(4) 8.15%, 3/15/2027                                         39,480       45,625

--------------------------------------------------------------------------------
                                                               FACE       MARKET
                                                             AMOUNT       VALUE*
                                                              (000)        (000)
--------------------------------------------------------------------------------
Liberty Mutual Insurance Co.
(4) 7.875%, 10/15/2026                                      $31,210      $33,365
Marsh & McLennan Cos. Inc.
6.25%, 3/15/2012                                             50,000       52,827
MassMutual Global Funding II
(4) 3.50%, 3/15/2010                                         50,000       47,166
Mercury General Corp.
7.25%, 8/15/2011                                             20,000       21,979
Metropolitan Life Insurance Co.
(4) 7.70%, 11/1/2015                                         51,000       58,722
Pacific Life Global Funding
(4) 3.75%, 1/15/2009                                         31,910       31,127
Protective Life
3.70%, 11/24/2008                                            35,000       34,276
Prudential Insurance Co.
(4) 7.65%, 7/1/2007                                          20,000       22,035
Frank Russell Co.
(4) 5.625%, 1/15/2009                                        30,000       31,590
St. Paul Cos. Inc.
5.75%, 3/15/2007                                             20,000       21,059
Torchmark Corp.
7.875%, 5/15/2023                                            45,000       52,358
XL Capital Ltd.
6.50%, 1/15/2012                                             50,000       53,714

REAL ESTATE INVESTMENT TRUST (0.1%)
Spieker Properties LP Corp.
7.65%, 12/15/2010                                            25,000       28,058

FINANCIAL OTHER (0.2%)
Berkshire Hathaway
(4) 4.625%, 10/15/2013                                       50,000       47,705
                                                                       ---------
                                                                       2,894,221
                                                                       ---------
INDUSTRIAL (10.5%)
BASIC INDUSTRY (0.9%)
Alcan Inc.
4.50%, 5/15/2013                                             20,000       18,829
7.25%, 3/15/2031                                             14,425       15,933
Alcoa Inc.
7.375%, 8/1/2010                                             40,000       45,382
BHP Billington Finance BV
4.80%, 4/15/2013                                             15,000       14,680
BHP Finance USA Ltd.
7.25%, 3/1/2016                                              15,000       17,246
E.I. du Pont de Nemours & Co.
6.75%, 10/15/2004                                            40,000       40,756
4.75%, 11/15/2012                                            17,560       17,200
PPG Industries, Inc.
6.875%, 2/15/2012                                            13,600       15,049
Rohm & Haas Co.
(3) 9.80%, 4/15/2020                                         12,000       15,290
US Trade Funding Corp.
(4) 4.26%, 11/15/2014                                       $26,827      $25,830
United Healthcare
4.75%, 2/10/2014                                             10,000        9,566
Weyerhaeuser Co.
6.00%, 8/1/2006                                              30,000       31,493
CAPITAL GOODS (1.2%)
Boeing Capital Corp.
6.50%, 2/15/2012                                             30,000       32,149
Caterpillar Finance
2.70%, 7/15/2008                                             25,000       23,819
Caterpillar Inc.
7.30%, 5/1/2031                                              10,000       11,553
Deere & Co.
6.55%, 7/15/2004                                             16,005       16,102
John Deere Capital Corp.
5.10%, 1/15/2013                                             40,000       39,638
Emerson Electric Co.
6.30%, 11/1/2005                                             13,875       14,578
General Dynamics
4.25%, 5/15/2013                                             40,000       37,007
Honeywell International Inc.
7.50%, 3/1/2010                                              41,000       46,811
Masco Corp.
6.75%, 3/15/2006                                             40,000       42,621
Minnesota Mining &
Manufacturing Corp.
6.375%, 2/15/2028                                            30,000       31,544
Rockwell International Corp.
7.875%, 2/15/2005                                            17,000       17,663
United Technologies Corp.
6.625%, 11/15/2004                                           36,500       37,300

COMMUNICATION (0.9%)
Alltel Corp.
7.00%, 7/1/2012                                              20,000       22,029
BellSouth Corp.
6.00%, 10/15/2011                                            25,000       26,255
BellSouth Telecommunications
5.875%, 1/15/2009                                            15,000       15,828
Chesapeake & Potomac
Telephone Co. (MD)
7.15%, 5/1/2023                                              10,000       10,493
Cox Communications, Inc.
7.75%, 8/15/2006                                             30,000       32,655
Gannett Co. Inc.
5.50%, 4/1/2007                                              19,250       20,270
Illinois Bell Telephone Co.
6.625%, 2/1/2025                                             27,725       27,080
Southwestern Bell Telephone Co.
7.60%, 4/26/2007                                              7,000        7,712

--------------------------------------------------------------------------------
                                                               FACE       MARKET
                                                             AMOUNT       VALUE*
WELLINGTON FUND                                               (000)        (000)
--------------------------------------------------------------------------------
Telecomunicaciones
de Puerto Rico
6.65%, 5/15/2006                                           $ 13,000      $13,803
Telefonica Europe BV
7.75%, 9/15/2010                                             40,000       45,994
Vodafone Group PLC
5.375%, 1/30/2015                                            35,000       34,287

CONSUMER CYCLICAL (1.6%)
DaimlerChrysler North America
Holding Corp.
7.40%, 1/20/2005                                             30,000       30,988
The Walt Disney Co.
7.30%, 2/8/2005                                              30,000       31,017
6.375%, 3/1/2012                                             20,000       21,377
General Motors
Acceptance Corp.
6.00%, 4/1/2011                                              27,370       26,606
Harley Davidson
(4) 3.625%, 12/15/2008                                       35,000       34,241
Kohl's Corp.
6.00%, 1/15/2033                                             35,000       33,410
Lowe's Cos., Inc.
8.25%, 6/1/2010                                              12,870       15,201
6.50%, 3/15/2029                                             14,900       15,527
Target Corp.
7.50%, 2/15/2005                                             45,000       46,727
Time Warner Inc.
7.57%, 2/1/2024                                              20,000       21,236
6.95%, 1/15/2028                                             15,000       14,937
Toyota Motor Credit Corp.
5.50%, 12/15/2008                                            50,000       53,221
Viacom Inc.
7.70%, 7/30/2010                                             40,000       45,882
Wal-Mart Stores, Inc.
6.875%, 8/10/2009                                            12,000       13,396
4.55%, 5/1/2013                                              40,000       38,304
Wendy's International, Inc.
6.35%, 12/15/2005                                            25,500       26,920

CONSUMER NONCYCLICAL (3.6%)
Abbott Laboratories
4.35%, 3/15/2014                                             45,000       42,025
Anheuser-Busch Cos., Inc.
5.00%, 3/1/2019                                              15,000       13,889
7.00%, 12/1/2025                                             30,000       31,704
Archer-Daniels-Midland Co.
7.00%, 2/1/2031                                              34,130       37,782
Avon Products Inc.
4.20%, 7/15/2018                                             30,000       26,229

Becton, Dickinson & Co.
4.55%, 4/15/2013                                              8,000       $7,633
8.70%, 1/15/2025                                             20,000       21,686
Bristol-Myers Squibb
5.75%, 10/1/2011                                             51,000       52,842
CPC International, Inc.
6.15%, 1/15/2006                                              6,790        7,158
Cardinal Health Inc.
4.00%, 6/15/2015                                             30,000       26,087
The Coca-Cola Co.
4.00%, 6/1/2005                                              40,000       40,772
Coca-Cola Enterprises, Inc.
6.125%, 8/15/2011                                            30,000       32,165
Coca-Cola HBC Finance BV
5.50%, 9/17/2015                                             17,440       17,322
Colgate-Palmolive Co.
7.60%, 5/19/2025                                             13,920       16,472
Conagra Foods Inc.
6.75%, 9/15/2011                                             30,000       32,671
Diageo PLC
3.50%, 11/19/2007                                            30,000       29,719
Fortune Brands Inc.
6.25%, 4/1/2008                                              40,000       43,179
4.875%, 12/1/2013                                            35,000       34,129
Kimberly-Clark Corp.
6.375%, 1/1/2028                                             30,000       31,231
Kraft Foods Inc.
4.625%, 11/1/2006                                            50,000       51,296
Eli Lilly & Co.
6.00%, 3/15/2012                                             45,000       47,896
Merck & Co.
2.50%, 3/30/2007                                             60,000       58,828
Pepsi Bottling Holdings Inc.
(4) 5.625%, 2/17/2009                                        40,000       42,480
Pfizer Inc.
2.50%, 3/15/2007                                             30,000       29,370
Pharmacia Corp.
6.60%, 6/1/2004                                              12,000       12,990
Procter & Gamble Co. ESOP
9.36%, 1/1/2021                                              60,945       79,646
Schering-Plough Corp.
5.30%, 12/1/2013                                             35,000       34,466
SmithKline Beecham
7.375%, 4/15/2005                                            15,000       15,678
Unilever Capital Corp.
7.125%, 11/1/2010                                            33,000       37,378
UnitedHealth Group Inc.
4.875%, 4/1/2013                                             40,000       38,897
Warner Lambert
6.00%, 1/15/2008                                             20,000       21,521
Wyeth
6.95%, 3/15/2011                                             30,000       32,443

--------------------------------------------------------------------------------
                                                               FACE      MARKET
                                                             AMOUNT      VALUE*
                                                              (000)       (000)
--------------------------------------------------------------------------------
Zeneca Wilmington Inc.
7.00%, 11/15/2023                                          $ 26,000      $29,329
ENERGY (0.7%)
Amoco Corp.
6.50%, 8/1/2007                                              25,000       27,204
Anadarko Petroleum Corp.
3.25%, 5/1/2008                                              30,000       29,119
ChevronTexaco Capital Co.
3.50%, 9/17/2007                                             12,566       12,558
Conoco Inc.
6.35%, 4/15/2009                                             40,000       43,556
Norsk Hydro AS
9.00%, 4/15/2012                                             20,000       24,634
Phillips Petroleum Co.
8.50%, 5/25/2005                                             15,000       15,924
9.375%, 2/15/2011                                            20,000       25,039
Suncor Energy Inc.
7.15%, 2/1/2032                                               3,279        3,653
5.95%, 12/1/2034                                             20,700       20,201
Talisman Energy, Inc.
7.125%, 6/1/2007                                             10,000       10,884

TECHNOLOGY (0.6%)
First Data Corp.
4.70%, 8/1/2013                                              40,000       38,524
Hewlett-Packard Co.
7.15%, 6/15/2005                                             50,000       52,520
International Business
Machines Corp.
8.375%, 11/1/2019                                            25,000       31,261
5.875%, 11/29/2032                                           15,000       14,418
Pitney Bowes Credit Corp.
8.55%, 9/15/2009                                             41,890       49,726

TRANSPORTATION (0.6%)
ERAC USA Finance Co.
(4) 7.35%, 6/15/2008                                         21,805       24,269
Federal Express Corp.
6.72%, 1/15/2022                                             43,253       47,664
Norfolk Southern Corp.
8.375%, 5/15/2005                                            25,000       26,389
PSA Corp. Ltd.
(4) 7.125%, 8/1/2005                                         50,000       52,570
Southwest Airlines Co.
7.54%, 6/29/2015                                             30,772       34,233

INDUSTRIAL OTHER (0.4%)
GlaxoSmithKline Capital Inc.
5.375%, 4/15/2034                                            35,000       31,724
Johnson Controls, Inc.
7.125%, 7/15/2017                                            36,300       40,598
Snap-On Inc.
6.25%, 8/15/2011                                           $ 34,990      $37,666
                                                                       3,114,682
UTILITIES (2.8%)
ELECTRIC (2.0%)
Alabama Power Co.
2.80%, 12/1/2006                                             23,090       22,834
5.70%, 2/15/2033                                             15,000       14,102
Carolina Power & Light Co.
5.95%, 3/1/2009                                              20,000       21,309
Central Illinois Public Service
6.125%, 12/15/2028                                           54,000       51,623
Consolidated Edison Co.
of New York, Inc.
6.45%, 12/1/2007                                             20,000       21,732
3.625%, 8/1/2008                                             20,000       19,712
Exelon Generation Co. LLC
6.95%, 6/15/2011                                             45,000       49,559
Florida Power & Light
5.65%, 2/1/2035                                              40,000       38,067
Indiana Michigan Power Co.
6.875%, 7/1/2004                                             30,000       30,109
Kansas City Power & Light
7.125%, 12/15/2005                                           40,000       42,560
National Rural Utilities
Cooperative Finance Corp.
5.75%, 12/1/2008                                             50,000       52,820
PacifiCorp
6.625%, 6/1/2007                                             20,500       21,859
Public Service Electric & Gas
4.00%, 11/1/2008                                             40,500       40,104
South Carolina Electric & Gas
5.80%, 1/15/2033                                              9,000        8,641
Southern Investments UK PLC
6.80%, 12/1/2006                                             35,000       36,809
Virginia Electric & Power Co.
5.75%, 3/31/2006                                             25,000       26,203
7.625%, 7/1/2007                                             16,200       18,055
Wisconsin Electric
4.50%, 5/15/2013                                             21,565       20,494
Wisconsin Power & Light Co.
7.625%, 3/1/2010                                             20,000       22,884
Wisconsin Public Service
6.08%, 12/1/2028                                             45,000       45,253

NATURAL GAS (0.5%)
British Transco Finance
6.625%, 6/1/2018                                             50,000       54,163
Keyspan Corp.
6.15%, 6/1/2006                                              30,000       31,835
4.65%, 4/1/2013                                               9,000        8,591

--------------------------------------------------------------------------------
                                                               FACE       MARKET
                                                             AMOUNT       VALUE*
WELLINGTON FUND                                               (000)        (000)
--------------------------------------------------------------------------------
PanEnergy Corp.
7.00%, 10/15/2006                                          $ 25,000      $26,826
Wisconsin Gas Co.
6.60%, 9/15/2013                                             13,100       14,026
UTILITY OTHER (0.3%)
Quebec Hydro Electric
6.30%, 5/11/2011                                             40,000       43,912
Washington Gas Light Co.
6.15%, 1/26/2026                                             43,500       44,638
                                                                       ---------
                                                                         828,720
                                                                       ---------
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $6,916,667)                                                      7,153,861
--------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. DOLLAR-DENOMINATED) (0.5%)
--------------------------------------------------------------------------------
Kredit Fuer Wiederaufbau
3.375%, 1/23/2008                                            55,000       54,597
Province of British Columbia
4.30%, 5/30/2013                                             40,000       38,382
Province of Ontario
4.375%, 2/15/2013                                            40,000       38,331
Republic of South Africa
6.50%, 6/2/2014                                              21,900       21,856
--------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
(COST $158,821)                                                          153,166
--------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS (0.9%)
--------------------------------------------------------------------------------
Chelan County Washington
Public Utility District
(1) 7.07%, 6/1/2007                                          10,000       11,029
(1) 7.10%, 6/1/2008                                          12,000       13,384
Illinois (Taxable Pension) GO
5.10%, 6/1/2033                                              50,000       44,364
Kansas Dev. Finance Auth. Rev.
(Kansas Public
Employee Retirement)
(2) 5.501%, 5/1/2034                                         50,000       47,093
Oakland CA Pension Obligation
(1) 6.98%, 12/15/2009                                         7,801        8,737
Oregon School Board Association
Taxable Pension
(2) 5.528%, 6/30/2028                                        50,000       47,801
Southern California Public
Power Auth. Rev.
(2) 6.93%, 5/15/2017                                         30,000       33,790
Stanford University
California Rev.
6.875%, 2/1/2024                                             34,745       38,871
7.65%, 6/15/2026                                             29,000       33,954
--------------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS
(COST $281,776)                                                          279,023
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.6%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Deutsche Bank Securities Inc.
  1.02%, 6/1/2004                                          $158,500     $158,500
  (Dated 5/28/2004,
  Repurchase Value $158,518,000,
  collateralized by Federal National
  Mortgage Association,
  4.50%-6.50%,
  4/1/2013-8/1/2032,
  Government National Mortgage
  Association, 5.50%,
  9/15/2033-11/15/2033)
Credit Suisse First Boston LLC
  1.04%, 6/1/2004                                           245,500      245,500
  (Dated 5/28/2004,
  Repurchase Value $245,528,000,
  collateralized by Federal National
  Mortgage Association,
  4.00%-7.00%,
  9/1/2002-3/1/2032)
J.P. Morgan Chase & Co.
  1.05%, 6/1/2004                                            85,800       85,800
  (Dated 5/28/2004,
  Repurchase Value $85,810,000,
  collateralized by Federal National
  Mortgage Association,
  4.50%-8.50%,
  5/01/2006-5/01/2034)
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.03%, 6/1/2004---Note G                                  280,143      280,143
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(COST $769,943)                                                          769,943
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
(COST $24,876,155)                                                    29,725,477
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                                           (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                   $ 296,769
Liabilities---Note G                                                   (392,495)
                                                                       ---------
                                                                        (95,726)
                                                                       ---------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $29,629,751
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
**The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line-of-credit) would require congressional action.
(1)Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Insurance Association).
(2)Scheduled principal and interest payments are guaranteed by FSA (Financial Security Assurance).
(3)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(4)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2004, the aggregate value of these securities was $769,819,000, representing 2.6% of net assets.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT MAY 31, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $24,218,528
Undistributed Net Investment Income                                      145,759
Accumulated Net Realized Gains                                           416,142
Unrealized Appreciation                                                4,849,322
--------------------------------------------------------------------------------
NET ASSETS                                                           $29,629,751
================================================================================

Investor Shares---Net Assets
Applicable to 865,723,957 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                            $24,897,229
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
INVESTOR SHARES                                                           $28.76
================================================================================

Admiral Shares--Net Assets
Applicable to 95,244,017 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                             $4,732,522
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--- ADMIRAL SHARES                               $49.69
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

---------------------------------------------------------------------------------------------------
                                                                                    WELLINGTON FUND
                                                                      SIX MONTHS ENDED MAY 31, 2004
                                                                                              (000)
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                                           $     209,716
  Interest                                                                                  247,367
  Security Lending                                                                            1,804
---------------------------------------------------------------------------------------------------
    Total Income                                                                            458,887
---------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                                                 5,309
    Performance Adjustment                                                                    1,375
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                                                                        30,892
      Admiral Shares                                                                          2,600
    Marketing and Distribution
      Investor Shares                                                                         1,577
      Admiral Shares                                                                            275
  Custodian Fees                                                                                 72
  Shareholders' Reports
    Investor Shares                                                                             267
    Admiral Shares                                                                                2
  Trustees' Fees and Expenses                                                                    16
---------------------------------------------------------------------------------------------------
    Total Expenses                                                                           42,385
    Expenses Paid Indirectly--Note D                                                        (1,382)
---------------------------------------------------------------------------------------------------
    Net Expenses                                                                             41,003
---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                       417,884
---------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                                      550,204
---------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES                   455,603
---------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       $   1,423,691
===================================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------------------------------------------
                                                                                            WELLINGTON FUND
                                                                                   ---------------------------------
                                                                                        SIX MONTHS              YEAR
                                                                                             ENDED             ENDED
                                                                                      MAY 31, 2004     NOV. 30, 2003
                                                                                             (000)             (000)
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                                            $       417,884  $        722,949
  Realized Net Gain (Loss)                                                                 550,204          (99,852)
  Change in Unrealized Appreciation (Depreciation)                                         455,603         2,382,197
--------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations                      1,423,691         3,005,294
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                                                      (334,062)         (616,943)
    Admiral Shares                                                                        (61,127)          (98,947)
  Realized Capital Gain
    Investor Shares                                                                             --                --
    Admiral Shares                                                                              --                --
--------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                  (395,189)         (715,890)
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note H
  Investor Shares                                                                          901,171         1,129,921
  Admiral Shares                                                                           714,822           636,806
--------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share Transactions                              1,615,993         1,766,727
--------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                                              2,644,495         4,056,131
--------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                                                   26,985,256        22,929,125
--------------------------------------------------------------------------------------------------------------------
  End of Period                                                                    $    29,629,751  $     26,985,256
====================================================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

WELLINGTON FUND INVESTOR SHARES

--------------------------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED            YEAR ENDED NOVEMBER 30,
                                                                    MAY 31,   --------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                         2004      2003     2002      2001     2000     1999
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $27.69    $25.27   $28.41    $28.83   $29.62   $32.29
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                .410       .77     .837       .97     1.07     1.13
  Net Realized and Unrealized Gain (Loss) on Investments              1.055      2.42  (1.986)      1.10      .79    (.14)
--------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                  1.465      3.19  (1.149)      2.07     1.86      .99
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                               (.395)     (.77)   (.870)    (1.01)   (1.15)   (1.22)
  Distributions from Realized Capital Gains                              --        --  (1.121)    (1.48)   (1.50)   (2.44)
--------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                              (.395)     (.77)  (1.991)    (2.49)   (2.65)   (3.66)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $28.76    $27.69   $25.27    $28.41   $28.83   $29.62
==========================================================================================================================
TOTAL RETURN                                                          5.30%    12.94%   -4.27%     7.62%    6.93%    3.58%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                              $24,897   $23,108  $20,007   $21,864  $22,524  $25,846
  Ratio of Total Expenses to Average Net Assets*                    0.31%**     0.36%    0.36%     0.36%    0.31%    0.30%
  Ratio of Net Investment Income to
    Average Net Assets                                              2.84%**     3.00%    3.18%     3.42%    3.77%    3.74%
  Portfolio Turnover Rate                                             25%**       28%      25%       33%      33%      22%
==========================================================================================================================

*Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, (0.01%), and (0.01%).
**Annualized.

WELLINGTON FUND ADMIRAL SHARES

---------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED
                                                                          SIX MONTHS      NOVEMBER 30,      MAY14* TO
                                                                               ENDED   ------------------    NOV. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                          MAY 31, 2004      2003       2002        2001
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                          $47.84    $43.66     $49.08      $50.00
---------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                         .742     1.383      1.494        .940
  Net Realized and Unrealized Gain (Loss) on Investments                       1.821     4.183    (3.425)     (1.045)
---------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                           2.563     5.566    (1.931)      (.105)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                        (.713)   (1.386)    (1.552)      (.815)
  Distributions from Realized Capital Gains                                       --        --    (1.937)          --
---------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                       (.713)   (1.386)    (3.489)      (.815)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                $49.69    $47.84     $43.66      $49.08
=====================================================================================================================
TOTAL RETURN                                                                   5.37%    13.09%     -4.15%      -0.12%
=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                        $4,733    $3,878     $2,922      $2,286
  Ratio of Total Expenses to Average Net Assets**                             0.18%+     0.23%      0.26%      0.28%+
  Ratio of Net Investment Income to Average Net Assets                        2.99%+     3.12%      3.30%      3.44%+
  Portfolio Turnover Rate                                                       25%+       28%        25%         33%
=====================================================================================================================

*Inception.
**Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, and 0.01%.
+ Annualized.


NOTES TO FINANCIAL STATEMENTS
Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Certain of the portfolio's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. The fund may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Credit A or Better Bond Index. For the six months ended May 31, 2004, the investment advisory fee represented an effective annual basic rate of 0.04% of the fund's average net assets before an increase of $1,375,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2004, the fund had contributed capital of $4,361,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 4.36% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 2004, directed brokerage and custodian fee offset arrangements reduced expenses by $1,348,000 and $34,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at November 30, 2003, the fund had available realized losses of $132,817,000 to offset future net capital gains of $32,965,000 through November 30, 2010, and $99,852,000 through November 30, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending November 30, 2004; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At May 31, 2004, net unrealized appreciation of investment securities for tax purposes was $4,849,322,000, consisting of unrealized gains of $5,268,150,000 on securities that had risen in value since their purchase and $418,828,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended May 31, 2004, the fund purchased $4,259,873,000 of investment securities and sold $2,566,859,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,871,870,000 and $1,026,116,000, respectively.

G. The market value of securities on loan to broker/dealers at May 31, 2004, was $423,953,000, for which the fund held as collateral cash of $280,143,000 and U.S. government and agency securities with a market value of $158,871,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

H. Capital share transactions for each class of shares were:

----------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED            YEAR ENDED
                                                                MAY 31, 2004          NOVEMBER 30, 2003
                                                          ----------------------   -----------------------
                                                               AMOUNT     SHARES        AMOUNT      SHARES
                                                                (000)      (000)         (000)       (000)
----------------------------------------------------------------------------------------------------------
Investor Shares
  Issued                                                  $ 2,298,979     79,217   $ 3,292,641     127,791
  Issued in Lieu of Cash Distributions                        316,444     11,043       583,124      23,002
  Redeemed                                                (1,714,252)   (59,044)   (2,745,844)   (108,093)
                                                          ------------------------------------------------
    Net Increase (Decrease)--Investor Shares                  901,171     31,216     1,129,921      42,700
                                                          ------------------------------------------------
Admiral Shares
  Issued                                                      945,488     18,794       962,241      21,589
  Issued in Lieu of Cash Distributions                         54,980      1,110        88,510       2,019
  Redeemed                                                  (285,646)    (5,713)     (413,945)     (9,482)
                                                          ------------------------------------------------
    Net Increase (Decrease)--Admiral Shares                   714,822     14,191       636,806      14,126
----------------------------------------------------------------------------------------------------------

THE PEOPLE WHO GOVERN YOUR FUND

--------------------------------------------------------------------------------
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of
--------------------------------------------------------------------------------


                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)      PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*     Chairman of the       Chairman of the Board, Chief Executive Officer, and Director/Trustee of
(1954)               Board, Chief          The Vanguard Group, Inc., and of each of the investment companies
May 1987             Executive Officer,    served by The Vanguard Group.
                     and Trustee
                     (129)
------------------------------------------------------------------------------------------------------------------
INDEPENDENT          TRUSTEES
CHARLES D. ELLIS     Trustee               The Partners of `63 (pro bono ventures in education); Senior Advisor
(1937)               (129)                 to Greenwich Associates (international business strategy consulting);
January 2001                               Successor Trustee of Yale University; Overseer of the Stern School of
                                           Business at New York University; Trustee of the Whitehead Institute
                                           for Biomedical Research.
------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA       Trustee               Chairman and Chief Executive Officer (since October 1999), Vice
(1945)               (129)                 Chairman (January-September 1999), and Vice President (prior to
December 2001                              September 1999) of Rohm and Haas Co. (chemicals); Director of
                                           Technitrol, Inc. (electronic components), and Agere Systems (commu-
                                           nications components); Board Member of the American Chemistry
                                           Council; Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN      Trustee               Vice President, Chief Information Officer, and Member of the
HEISEN               (129)                 Executive Committee of Johnson & Johnson (pharmaceuticals/
(1950)                                     consumer products); Director of the University Medical Center at
July 1998                                  Princeton and Women's Research and Education Institute.
------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL    Trustee               Chemical Bank Chairman's Professor of Economics, Princeton
(1932)               (127)                 University; Director of Vanguard Investment Series plc (Irish invest-
May 1977                                   ment fund) (since November 2001), Vanguard Group (Ireland)
                                           Limited (Irish investment management firm) (since November 2001),
                                           Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
                                           (software company).
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.
--------------------------------------------------------------------------------

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (129)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (129)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. GREGORY BARTON     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (129)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (129)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, Wellington, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. They are also available from the SEC's website, www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.


WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335









(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.
Q212 072004

Item 2: Not applicable.

Item 3: Not applicable.

Item 4: Not applicable.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.
        (a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       VANGUARD WELLINGTON FUND

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  July 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       VANGUARD WELLINGTON FUND

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  July 23, 2004

       VANGUARD WELLINGTON FUND

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              THOMAS J. HIGGINS*
                TREASURER

Date:  July 23, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.